SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2005

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

North Carolina	0-21731	56-1869557
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court

Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amended report is to attach a correct version of exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition

On July 6, 2005, Highwoods Properties, Inc., the general partner of Highwoods Realty Limited Partnership, issued a press release announcing its financial results for the year ended December 31, 2004 and the three months ended March 31, 2005. This press release is attached hereto as Exhibit 99.1. In addition, we posted on our web site supplemental information regarding our financial results for the year ended December 31, 2004 and the three months ended March 31, 2005, a copy of which is attached hereto as Exhibit 99.2.

Exhibit	Description

99.1	Press Release, dated July 6, 2005

99.2	Supplemental financial and operating information of Highwoods Properties, Inc. for the year ended December 31, 2004 and the three months ended March 31, 2005.*

* Previously furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ Terry L. Stevens
Terry L. Stevens Vice President, Chief Financial Officer and Treasurer

Dated: July 7, 2005